                                                                   Exhibit 10.10


                                                                       EXECUTION
                                                                 JENSEN 1ST STEP


                             CONTRIBUTION AGREEMENT

         This CONTRIBUTION AGREEMENT made as of August 13, 2004 (this "Agreement"), by and between FELDMAN EQUITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the "Partnership"), and SCOTT JENSEN, an individual ("Contributing Member"). FELDMAN EQUITIES OF ARIZONA, LLC, an Arizona limited liability company ("FEA") joins in this Agreement for the purposes set forth in Sections 1 and 2 below. Capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Operating Agreement of Feldman Equities of Arizona, LLC dated as of April 1, 2002 (the "FEA Operating Agreement"), among Feldman Partners, LLC, an Arizona limited liability company, Contributing Member, James Bourg, Lawrence Feldman and Edward Feldman, each an individual.

                                    RECITALS:

A. Contributing Member is a member and manager of FEA, a party to the FEA Operating Agreement and currently owns membership interests in FEA, including a Percentage Interest equal to 15% (such membership interests, Percentage Interest and all right, title and interest of Contributing Member in and to FEA (as a member and manager) collectively referred to as the "Membership Interests").

B. Contributing Member desires to contribute and transfer the Membership Interests to the Partnership in exchange for a 49.995% limited partnership interest in the Partnership (the "Subscribed Interests") and the Partnership has agreed to accept such contribution.

C. Contributing Member, the Partnership and FEA now wish to confirm and memorialize in writing their agreement relating to the contribution of the Membership Interests and the issuance of the Subscribed Interests.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Assignment Agreement. Contemporaneously herewith, Contributing Member has executed that certain Assignment of Membership Interest dated as of the date hereof (the "Assignment Agreement"), among Contributing Member, Scott Jensen and the Partnership, whereby, among other things, Contributing Member assigned to the Partnership the Membership Interests. The Partnership, Contributing Member and FEA hereby confirm the assignment of the Membership Interests from Contributing Member to the Partnership.

2.    Contribution and Subscription.

      2.1 Further to the Assignment Agreement and in exchange for the Membership Interests contributed pursuant thereto, subject to the terms hereof, the Partnership hereby issues to Contributing Member the Subscribed Interests.

      2.2 Contributing Member shall deliver to the Partnership a duly completed and executed Form W-9, FIRPTA Affidavit and Accredited Investor Questionnaire, each in the form attached as Exhibit A to this Agreement (this Agreement, the Assignment Agreement, the Accredited Investor Questionnaire, Form W-9 and FIRPTA Affidavit collectively referred to as, the "Subscription Documents").

      2.3 Confirmation by FEA. By its execution of this Agreement, FEA hereby:

            (a) confirms that this Agreement satisfies all of the requirements of the FEA Operating Agreement to fully accomplish the transfer of the Membership Interests contemplated by the Assignment Agreement;

            (b) confirms that, upon the consummation of the assignment of the Membership Interests pursuant to the Assignment Agreement, the Partnership shall have the right to exercise all of the rights and privileges that Contributing Member had as owner of the Membership Interests as of the date hereof; and

            (c) agrees to mark its records to reflect that any and all notices relating to the Membership Interests shall thereafter be given to the Partnership in accordance with the FEA Operating Agreement as follows:

              Feldman Equities of Arizona, LLC
              3225 North Central Avenue, Suite 1205
              Phoenix, Arizona 85012
              Attention:  Larry Feldman
              Facsimile:  602-277-7774

              with a copy to:

              Clifford Chance US LLP
              31 West 52nd Street
              New York, New York  10019
              Attention:  Jay L. Bernstein, Esq.
              Facsimile:  212-878-8375



3. Representations, Warranties and Covenants of Contributing Member. Contributing Member hereby acknowledges, represents and warrants to, and covenants and agrees with the Partnership that:

      3.1 Authority; Authorization; Execution and Delivery.


            (a) Contributing Member has full power and authority to enter into the Subscription Documents and to consummate the transactions contemplated by the Subscription Documents.

            (b) The execution and delivery of the Subscription Documents by Contributing Member and the consummation by Contributing Member of the transactions contemplated by the Subscription Documents have been duly authorized by all necessary action on the part of Contributing Member and will not constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which Contributing Member is a party or by which Contributing Member is bound or with any judgment, decree, statute, order, rule or regulation applicable to Contributing Member or Contributing Member's assets, and, if Contributing Member is not an individual, will not violate any provisions of the organizational or other formation or governing documents of Contributing Member.

            (c) The Subscription Documents have been duly executed and delivered by Contributing Member and constitute valid and legally binding obligations of Contributing Member, enforceable against Contributing Member in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The signatures on the Subscription Documents are genuine, and the signatory, if Contributing Member is an individual, has legal competence and capacity to execute the same, or, if Contributing Member is not an individual, the signatory has been duly authorized to execute the same on behalf of Contributing Member.

      3.2 Purchase for Investment.

            (a) Contributing Member is acquiring the Subscribed Interests for Contributing Member's own account (or if Contributing Member is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of Subscribed Interests.

            (b) Contributing Member shall not, directly or indirectly, transfer all or any part of the Subscribed Interests (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Subscribed Interests) except in accordance with (i) the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the regulations thereunder or an exemption from such registration provisions; (ii) any applicable state or non-U.S. securities laws; (iii) the terms of this Agreement; and (iv) the terms of the Agreement of Limited Partnership of the Partnership (as amended from time to time, the "LP Agreement").

            (c) Contributing Member understands that (i) Contributing Member must bear the economic risk of an investment in the Subscribed Interests for an indefinite period of time because, among other reasons, the offering and sale of the Subscribed Interests has not been registered under the Securities Act and, therefore, the Subscribed Interests cannot be sold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available; and (ii) sales or transfers of the Subscribed Interests are further restricted by the provisions of the LP Agreement, and may be restricted by other applicable securities laws. If at any time the Subscribed Interests are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (x) the Subscribed Interests (1) have not been registered under the Securities Act or the securities laws of any state; (2) have been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable; and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable Federal or state securities laws or compliance with applicable exemptions therefrom; and (y) sale, transfer or assignment of the Subscribed Interests is further subject to restrictions contained in the LP Agreement, and may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the LP Agreement.

      3.3 Information.

            (a) Contributing Member has carefully reviewed this Agreement, the form of the LP Agreement and the other Subscription Documents. Contributing Member has been provided an opportunity to ask questions of, and Contributing Member has received answers thereto satisfactory to Contributing Member from, the Partnership or its representatives regarding the terms and conditions of the Subscribed Interests, and Contributing Member has obtained all additional information requested by Contributing Member of the Partnership and its representatives to verify the accuracy of all information furnished to Contributing Member regarding the Subscribed Interests.

            (b) Contributing Member is not relying on the Partnership or any of its subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the Subscribed Interests.

            (c) Contributing Member has been advised to consult with his or its tax, legal and other advisors regarding the subscription of the Subscribed Interests and its effects, the tax consequences of making and not making a subscription hereunder, and has obtained, in Contributing Member's judgment, sufficient information to evaluate the merits and risks of such subscription and investment.

            (d) Contributing Member has not been furnished with and has not relied on any oral or written representation from any party other than his or its advisors in connection with the Subscribed Interests that is not contained in this Agreement.

      3.4      Economic and Liquidity Risk.

            (a) Contributing Member has such knowledge and experience in financial and business matters such that Contributing Member is capable of evaluating the merits and risks of making a subscription for the Subscribed Interests, and that Contributing Member has evaluated the risks of investing in the Subscribed Interests and has determined that they are a suitable investment.

            (b) Contributing Member understands that an investment in the Subscribed Interests is a speculative investment that involves very significant risks and tax uncertainties and that Contributing Member is prepared to bear all of the economic, tax and other risks of an investment in the Subscribed Interests for an indefinite period of time, and is able to withstand a total loss of Contributing Member's investment in the Subscribed Interests.

            (c) Contributing Member has adequate net worth and no need for liquidity in this investment.

      3.5 Eligibility; Accredited Investor Status. Contributing Member is an "accredited investor" as defined in Regulation D under the Securities Act. Contributing Member will, upon request of the Partnership, execute, deliver and/or provide any additional documents deemed by the Partnership to be necessary or desirable to confirm such status.

      3.6 Ownership of Membership Interests.

            (a) Contributing Member has good and marketable title to the Membership Interests and the Membership Interests are free and clear of all pledges, claims, liens, restrictions, charges, encumbrances, security interests, conditional sales agreements and other obligations of any kind or nature.

            (b) Contributing Member is not (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (ii) a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) any person or entity whose assets include or are deemed to include the assets of any such "employee benefit plan" or "plan" by reason of Section 2510.3-101 of the Regulations of the U.S. Department of Labor or otherwise. Contributing Member will, upon request of the Partnership, execute, deliver and/or provide any additional documents deemed by the Partnership to be necessary or desirable to confirm the foregoing.

      3.7 Residence; Etc. The signature pages attached to this Agreement correctly set forth

            (a) if Contributing Member is a natural person, the principal residence of Contributing Member;

            (b) if Contributing Member is a corporation, partnership, limited liability company, business trust or other entity (an "Entity"), the place of business (or, if there is more than one place of business, the chief executive office) of Contributing Member;

            (c) if Contributing Member is an Entity other than a general partnership, the state of incorporation, organization or formation of Contributing Member;

            (d) if Contributing Member is a trust (other than a business trust), the principal residence and place of business (or, if there is more than one place of business, the chief executive office) of each trustee of Contributing Member that is a natural person; and

            (e) if Contributing Member is a trust (other than a business trust), the place of business (or, if there is more than one place of business, the chief executive office) and state of incorporation, organization or formation of each trustee of Contributing Member that is an Entity.

      3.8 Status as Foreign Person. Contributing Member is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of Section 1445 of the Code and the regulations promulgated thereunder.

      3.9 Continuing Efforts. Subject to the terms and conditions herein provided, Contributing Member covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by the Subscription Documents.

      3.10 No Brokers or Finders. Contributing Member has not entered into any agreement and is not otherwise liable or responsible to pay any brokers' or finders' fees or expenses to any person or Entity with respect to the Subscription Documents or the Subscribed Interests.

4. Representations, Warranties and Covenants of the Partnership. The Partnership hereby acknowledges, represents and warrants to, and covenants and agrees with, Contributing Member that:

      4.1 Authorization.

            (a) The Partnership has full power and authority to enter into this Agreement and the Assignment Agreement and to consummate the transactions contemplated thereby;

            (b) The execution and delivery of the Subscription Documents to which it is a party by the Partnership and the consummation by the Partnership of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Partnership.

            (c) The Subscription Documents have been duly executed and delivered by the Partnership and constitute valid and legally binding obligations of the Partnership, enforceable against the Partnership in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

      4.2 Issuance. The Subscribed Interests are duly authorized units of limited partner interest in the Partnership, issued in the name of Contributing Member, free and clear of all liens, claims and encumbrances other than those created by Contributing Member.

      4.3 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, the Partnership covenants and agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

5. Survival. The representations, warranties, covenants and agreements contained in this Agreement and the Accredited Investor Questionnaire shall survive the consummation of the transactions contemplated herein.

6. Indemnity.

      6.1 Contributing Member hereby agrees to indemnify and defend the Partnership, its direct and indirect partners, members, shareholders, officers, directors and affiliates (each, an "Indemnified Party") against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any Indemnified Party arising out of or based upon the inaccuracy of any representation or warranty or breach of any covenant or agreement made or to be performed by Contributing Member pursuant to the Subscription Documents.

      6.2 The Partnership hereby agrees to indemnify and defend Contributing Member against any and all damage, loss, liability and expense incurred or suffered by Contributing Member arising out of or based upon the inaccuracy of any representation or warranty or breach of any agreement made or to be performed by the Partnership pursuant to this Agreement.

7. Amendments to Operating Agreement; Power of Attorney. By executing this Agreement, Contributing Member hereby irrevocably constitutes and appoints Feldman Holdings Business Trust I, a Massachusetts business trust (or a substitute appointed by the Partnership), as his or its attorney-in-fact and agent with full power of substitution to take any and all actions and execute the LP Agreement and any and all amendments to the FEA Operating Agreement, the LP Agreement and any other document and agreements relating to the Subscribed Interests, on Contributing Member's behalf and in Contributing Member's name, as the Partnership may deem necessary or desirable.

8. General Provisions.

      8.1 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

      8.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

          If to Contributing Member:  Scott Jensen
                                      7751 North Dreamy Draw Drive
                                      Phoenix, Arizona 85020

          If to the Partnership:      Feldman Equities Operating Partnership, LP
                                      3225 North Central Avenue, Suite 1205
                                      Phoenix, Arizona 85012
                                      Attention:  Larry Feldman
                                      Facsimile:  602-277-7774

                                      with a copy to:

                                      Clifford Chance US LLP
                                      31 West 52nd Street
                                      New York, New York  10019
                                      Attention:  Jay L. Bernstein, Esq.
                                      Facsimile:  212-878-8375

All such notices, requests and other communications will (a) if delivered personally to the applicable addressees as provided in this Section 8.2, be deemed given upon delivery; (b) if delivered by facsimile transmission to the applicable facsimile numbers as provided in this Section 8.2, be deemed given upon receipt; and (c) if delivered by mail to the applicable addressees as provided in this Section 8.2, be deemed given upon receipt or refusal (in each case regardless of whether such notice, request or other communication is received by any other Entity or person to whom a copy of such notice is to be delivered pursuant to this Section 8.2). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this Section 8.2.

      8.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Contributing Member is itself more than one person, the obligations of such persons shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

      8.4 Entire Agreement. The Subscription Documents contain the entire agreement of the parties with respect to this subscription, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

      8.5 Assignability. This Agreement is not transferable or assignable by any party hereto. This Agreement shall be for the benefit of the parties hereto.

      8.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

      8.7 Counterparts. This Agreement may be executed by facsimile signature and through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

      8.8 Further Assurances. Contributing Member will, from time to time, execute and deliver to the Partnership all such other and further instruments and documents and take or cause to be taken all such other and further action as the Partnership may reasonably request in order to effect the transactions contemplated by this Agreement. Without limiting the foregoing, the Partnership may request from Contributing Member from time to time such information as it may deem necessary to determine the eligibility of Contributing Member to hold Subscribed Interests or to enable the Partnership to determine Contributing Member's compliance with applicable regulatory requirements or tax status, and Contributing Member shall provide such information as may reasonably be requested.

      8.9 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

      8.10 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

      8.11 Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, review, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.

         [The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

CONTRIBUTING MEMBER:


--------------------
Scott Jensen




THE PARTNERSHIP:

FELDMAN EQUITIES OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:    Feldman Holdings Business Trust I,
       a Massachusetts business trust and its general partner

       By:    __________________
              Name:
              Title:




FEA:

FELDMAN EQUITIES OF ARIZONA, LLC,
an Arizona limited liability company

By:    ________________________
       Name:
       Title: Manager

                                                                       EXECUTION
                                                                 JENSEN 1ST STEP

                                    EXHIBIT A

                                    FORM W-9

----------------------  -------------------------------------------------------  --------------------------------------
                                                                                 Social Security
SUBSTITUTE              Part 1 --  PLEASE  PROVIDE  YOUR  TIN  IN THE  BOX AT    Number(s) or Employer
Form W-9                RIGHT AND CERTIFY BY SIGNING AND DATING BELOW            Identification Number
----------------------  -------------------------------------------------------  ---------------------------------------
Department of           Part 2 -- Certification -- Under penalties of perjury, I certify that: (1) The
The Treasury            number shown on this form is my correct taxpayer identification number (or I am
Internal Revenue        waiting for a number to be issued to me); (2) I am not subject to backup
Service                 withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding;
                        and (3) I am a U.S. person (including a U.S. resident alien).

----------------------  -------------------------------------------------------  --------------------------------------
Payer's                 Certification Instructions -- You must cross out item    Part  3 --
Request for             (2) above if you have been notified by the IRS that      Awaiting TIN
Taxpayer                you are subject to backup withholding because you        |_|
Identification          have failed to report all interest and dividends
Number (TIN)            on your tax return. However, if after being notified
                        by the IRS that you were subject to backup
                        withholding you received another notification from
                        the IRS that you are no longer subject to backup
                        withholding, do not cross out item (2).

----------------------  -------------------------------------------------------  --------------------------------------

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER (Applicable only if the box in Part 3 above is checked)

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

------------------------------------------------------------ ---------------------------------------------------------

__________________________________
Scott Jensen
Date:  August 13, 2004
------------------------------------------------------------ ---------------------------------------------------------

--------------------------------------------------------------------------------

              FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that (a) a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person and (b) a partnership must withhold tax with respect to certain amounts that are allocable to or would otherwise be distributed to a foreign person that owns an interest in such partnership. To inform the Partnership and FEA that withholding of tax is not required, the undersigned hereby certifies the following as of the date hereof:

         1. Contributing Member, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. Contributing Member, if not an individual, is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations promulgated under the Internal Revenue Code.

         3. Contributing Member's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is: _____________; and

         4. Contributing Member's address is: Scott Jensen, 7751 North Dreamy Draw Drive, Phoenix, Arizona 85020.

In addition, Contributing Member agrees to inform the Partnership if he or it becomes a foreign person at any time during the three year period immediately following the date of this notice.

I understand that this certification may be disclosed to the Internal Revenue Service by the Partnership and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.


________________________
Scott Jensen
Date: August 13, 2004

--------------------------------------------------------------------------------

                        ACCREDITED INVESTOR QUESTIONNAIRE

         Contributing Member hereby represents and warrants that he, she or it is an "Accredited Investor," as such term is defined in Rule 501 under Regulation D of the Securities based upon the fact that he, she or it meets at least one of the following requirements (check all that apply):

____ (1) he or she is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000; or

____ (2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year; or

____ (3) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

____ (4) it is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

____ (5) it is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the Subscribed Interests, with total assets in excess of $5,000,000; or

____ (6) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Subscribed Interests, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

____ (7) it is an Entity in which all the equity owners are Accredited Investors under any one of items (1) through (6) above.

Capitalized terms not defined herein shall have the meanings ascribed to such terms in that certain Contribution Agreement dated as of August 13, 2004, among Feldman Equities Operating Partnership, LP, Scott Jensen and Feldman Equities of Arizona, LLP.

Dated:  August 13, 2004

____________________
Scott Jensen